Exhibit 99.1

Press Release

Exar Corporation Announces Third Quarter Fiscal 2014 Results

   Accelerating New Product Introductions and Design Wins Expected to Drive Future Growth

Fremont, CA, January 29, 2014 – Exar Corporation (NYSE: EXAR), a leading supplier of high performance analog mixed-signal components and data management solutions, today announced financial results for the Company’s third quarter of fiscal year 2014, ended December 29, 2013. Revenue of $30.7 million for the third quarter of fiscal year 2014 decreased from $34.0 million in the previous quarter and $31.0 million in the same quarter a year ago. On a non-GAAP basis, gross margin was 49% and non-GAAP net income was $2.0 million, or $0.04 per fully diluted share. On a GAAP basis, gross margin was 42% and net loss was $1.6 million, or $0.03 loss per share.

Louis DiNardo, the Company’s President and CEO, commented, “As anticipated, our financial results for the quarter were impacted by supply chain inventory exceeding demand in the networking market. We expect the inventory to be consumed over the next several months and a return to growth in this vibrant market based on our strong position at major OEMs. Design win momentum for our compression and security products is robust and new customers are expected to begin production this quarter. As a result, we are building an outstanding diverse customer base in both the structured and unstructured data compression markets, as well as in network security.

“Our core business in the industrial market remains strong and has been enhanced by the addition of new high performance analog products. Additionally, the products and revenue associated with our recent acquisition of Stretch, Inc. will provide meaningful new customer engagements and revenue in the large and growing surveillance market in the near-term,” concluded Mr. DiNardo.

For the fourth quarter of fiscal year 2014 the Company expects total revenue to be in the range of $30.0 to $32.0 million and expects non-GAAP gross margin to be in the range of 48% to 50%.

Recent Product and Business Developments:

●	Breakthrough Power Management Module XRP9710 and XR9711 provide a fully integrated multiple output power supply.
●	Industry leading Compression and Security Coprocessor XR9200 delivers 40gbps operation with a PCIe Gen 3 interface for compression and hardware-accelerated encryption.
●	High Performance Low Drop Out Regulator XR6274 operates to down to 1 Volt with less than 100mV dropout at 2 amps.
●	Acquisition of Stretch, Inc. supports high definition video security solutions for high definition serial data interface.

Company officials will be discussing these results in greater detail in a conference call today, Wednesday, January 29, 2014 at 1:45 p.m. PDT (4:45 p.m. EDT). To access the conference call, please dial (877) 941-1427 or (480) 629-9664. In addition, a live webcast will be available on Exar's Investor webpage. An archive of the webcast will be available after its conclusion.

Exar Corporation designs, develops and markets high-performance, analog mixed-signal integrated circuits and advanced sub-system solutions for the Networking & Storage, Industrial & Embedded Systems, and Communications Infrastructure markets. Exar's product portfolio includes power management and connectivity components, high-performance analog and mixed-signal products, communications products, and network security and storage optimization solutions. Exar has locations worldwide providing real-time customer support. For more information about Exar, visit http://www.exar.com or contact: investorrelations@exar.com

-Tables follow-

FINANCIAL COMPARISON
(In thousands, except per share amounts)
(Unaudited)

Non-GAAP Results

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 29, 2013	SEPTEMBER 29, 2013	DECEMBER 30, 2012	DECEMBER 29, 2013	DECEMBER 30, 2012
Net sales	$30,690	$34,018	$30,999	$97,335	$90,872
Gross margin	48.6%	52.0%	49.0%	51.0%	47.7%
Income from operations	$1,748	$4,849	$3,560	$11,165	$6,678
Net income	$1,977	$5,135	$4,047	$11,909	$8,346
Net income per share
Basic	$0.04	$0.11	$0.09	$0.25	$0.18
Diluted	$0.04	$0.10	$0.09	$0.24	$0.18

GAAP Results	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 29, 2013	SEPTEMBER 29, 2013	DECEMBER 30, 2012	DECEMBER 29, 2013	DECEMBER 30, 2012
Net sales	$30,690	$34,018	$30,999	$97,335	$90,872
Gross margin	41.8%	40.9%	45.8%	43.4%	44.4%
Income (loss) from operations	$(3,321)	$(616)	$(353)	$(3,390)	$(1,892)
Net income (loss)	$(1,634)	$6,482	$1,523	$5,654	$1,210
Net income (loss) per share
Basic	$(0.03)	$0.14	$0.03	$0.12	$0.03
Diluted	$(0.03)	$0.13	$0.03	$0.12	$0.03

Supplemental Sales Information

(In thousands)

(Unaudited)

By End Market	THREE MONTHS ENDED						NINE MONTHS ENDED
	DECEMBER 29, 2013		SEPTEMBER 29, 2013		DECEMBER 30, 2012		DECEMBER 29, 2013		DECEMBER 30, 2012
Industrial & Embedded Systems	$18,429	60%	$17,943	53%	$16,119	52%	$52,870	55%	$48,130	53%
Networking & Storage	7,104	23%	10,273	30%	9,300	30%	27,284	28%	23,391	26%
Communications Infrastructure	5,089	17%	5,697	17%	5,270	17%	16,762	17%	18,735	20%
Other	68	-	105	-	310	1%	419	-	616	1%
Net Sales	$30,690	100%	$34,018	100%	$30,999	100%	$97,335	100%	$90,872	100%

Except for historical information contained herein, this press release and matters discussed on the conference call contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. In particular, the statements regarding the demand for our products and the anticipated trends in our sales and profits are forward-looking statements. The forward-looking statements are dependent on certain risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed herein. The Company urges investors to review in detail the risks and uncertainties and other factors described in its Securities and Exchange Commission, or SEC, filings, including, but not limited to, under the captions “Risk Factors”, “Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our public reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended March 31, 2013 and the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2013 and September 29, 2013, which are on file with the SEC and are available on our Investor webpage and on the SEC website at www.sec.gov. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

The Company’s non-GAAP measures exclude charges related to stock-based compensation, amortization of acquired intangible assets and inventory step-up, restructuring charges and exit costs, provisions for dispute resolutions, Merger and Acquisition and related integration costs, certain income tax benefits and credits, certain warranty charges, net change in the fair value of contingent consideration, and related income tax effects on certain excluded items. The Company excludes these items primarily because they are significant special expense and gain estimates, which management separates for consideration when evaluating and managing business operations. The Company’s management uses non-GAAP net income and non-GAAP earnings per share to evaluate its current operating results and financial results and to compare them against historical financial results.  Additionally, we disclose below the non-GAAP measure of free cash flow, which is derived from our net cash provided (used) by operations, less purchases of fixed assets and IP, plus proceeds from the sale of IP. Management believes these non-GAAP measures are useful to investors because they are frequently used by securities analysts, investors and other interested parties in evaluating the Company and provides further clarity on its profitability.

In addition, the Company believes that providing investors with these non-GAAP measurements enhances their ability to compare the Company’s business against that of its many competitors who employ and disclose similar non-GAAP measures.  This financial measure may be different from non-GAAP methods of accounting and reporting used by the Company’s competitors to the extent their non-GAAP measures include or exclude other items.  The presentation of this additional information should not be considered a substitute for net income or net income per diluted share or other measures prepared in accordance with GAAP.

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 29,	SEPTEMBER 29,	DECEMBER 30,	DECEMBER 29,	DECEMBER 30,
	2013	2013	2012	2013	2012

Net sales	$21,846	$24,978	$22,235	$70,682	$63,210
Net sales, related party	8,844	9,040	8,764	26,653	27,662
Total net sales	30,690	34,018	30,999	97,335	90,872

Cost of sales:
Cost of sales (1)	12,393	12,371	11,922	36,576	34,846
Cost of sales, related party	3,556	4,156	4,005	11,619	12,897
Amortization of purchased intangible assets and inventory step-up	1,898	2,098	801	5,346	2,578
Warranty Reserve	-	1,440	-	1,440	-
Restructuring charges and exit costs	17	24	79	122	160
Total cost of sales	17,864	20,089	16,807	55,103	50,481
Gross profit	12,826	13,929	14,192	42,232	40,391
Operating expenses:
Research and development (2)	6,929	7,136	5,376	20,245	16,598
Selling, general and administrative (3)	8,829	9,376	8,645	25,559	24,066
Restructuring charges and exit costs, net	74	384	524	1,389	1,619
Merger and acquisition costs	257	144	-	866	-
Net change in fair value of contingent consideration	58	(2,495)	-	(2,437)	-
Total operating expenses	16,147	14,545	14,545	45,622	42,283
Income (loss) from operations	(3,321)	(616)	(353)	(3,390)	(1,892)

Other income and expense, net:
Interest income and other, net	321	372	586	980	1,906
Interest expense	(39)	(41)	(56)	(117)	(128)
Total other income and expense, net	282	331	530	863	1,778

Income (loss) before income taxes	(3,039)	(285)	177	(2,527)	(114)
Provision for (benefit from) income taxes	(1,405)	(6,767)	(1,346)	(8,181)	(1,324)

Net income (loss)	$(1,634)	$6,482	$1,523	$5,654	$1,210
Net income (loss) per share:
Basic	$(0.03)	$0.14	$0.03	$0.12	$0.03
Diluted	$(0.03)	$0.13	$0.03	$0.12	$0.03

Shares used in the computation of net income (loss) per share:
Basic	47,529	47,496	45,925	47,277	46,228
Diluted	47,529	49,150	46,438	48,815	46,623

(1) Equity compensation included in cost of sales	$165	$212	$106	$519	$220
(2) Equity compensation included in R&D	566	689	328	1,395	437
(3) Equity compensation included in SG&A	1,826	2,722	968	5,353	2,266

EXAR CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)
(Unaudited)

	DECEMBER 29,	SEPTEMBER 29,	MARCH 31,
	2013	2013	2013
ASSETS

Current assets:
Cash and cash equivalents	$21,070	$10,051	$14,718
Short-term marketable securities	154,702	174,862	190,587
Accounts receivable (net of allowances of $570 and $944)	21,699	17,236	12,614
Accounts receivable, related party (net of allowances of $462 and $346)	1,685	3,223	3,374
Inventories	24,950	19,841	19,430
Assets held for sale	13,083	13,083	-
Other current assets	3,645	3,474	3,177
Total current assets	240,834	241,770	243,900

Property, plant and equipment, net	8,784	9,153	24,100
Goodwill	29,573	29,573	10,356
Intangible assets, net	28,063	30,054	13,338
Other non-current assets	1,442	1,482	1,474
Total assets	$308,696	$312,032	$293,168

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$14,824	$12,782	$9,455
Accrued compensation and related benefits	4,352	3,770	3,624
Deferred income and allowances on sales to distributors	1,861	2,150	2,399
Deferred income and allowances on sales to distributors, related party	8,017	9,056	9,475
Other current liabilities	11,151	14,375	15,215
Total current liabilities	40,205	42,133	40,168

Long-term lease financing obligations	106	456	1,342
Other non-current obligations	11,530	12,550	11,204
Total liabilities	51,841	55,139	52,714

Stockholders' equity	256,855	256,893	240,454
Total liabilities and stockholders' equity	$308,696	$312,032	$293,168

EXAR CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(In thousands, except per share amounts)
(Unaudited)

	THREE MONTHS ENDED			NINE MONTHS ENDED
	DECEMBER 29,	SEPTEMBER 29,	DECEMBER 30,	DECEMBER 29,	DECEMBER 30,
	2013	2013	2012	2013	2012

Net Sales	$30,690	$34,018	$30,999	$97,335	$90,872

GAAP gross profit	$12,826	$13,929	$14,192	$42,232	$40,391
GAAP gross margin	41.8%	40.9%	45.8%	43.4%	44.4%
Stock-based compensation	165	212	106	519	220
Amortization of purchased intangible assets and inventory step-up	1,898	2,098	801	5,346	2,534
Warranty Reserve	-	1,440	-	1,440	-
Restructuring charges and exit costs	17	24	79	122	160
Non-GAAP gross profit	$14,906	$17,703	$15,178	$49,659	$43,305
Non-GAAP gross margin	48.6%	52.0%	49.0%	51.0%	47.7%

GAAP operating expenses	$16,147	$14,545	$14,545	$45,622	$42,283
Stock-based compensation - R&D	566	689	328	1,395	437
Stock-based compensation - SG&A	1,826	2,722	968	5,353	2,266
Amortization of purchased intangible assets	208	247	107	562	334
Restructuring charges and exit costs, net	74	384	524	1,389	1,619
Merger and acquisition costs	257	144	-	866	-
Provision for dispute resolution	-	-	1,000	-	1,000
Net change in fair value of contingent consideration	58	(2,495)	-	(2,437)	-
Non-GAAP operating expenses	$13,158	$12,854	$11,618	$38,494	$36,627

GAAP operating income (loss)	$(3,321)	$(616)	$(353)	$(3,390)	$(1,892)
Stock-based compensation	2,557	3,623	1,402	7,267	2,923
Amortization of purchased intangible assets and inventory step-up	2,106	2,345	908	5,908	2,868
Warranty Reserve	-	1,440	-	1,440	-
Restructuring charges and exit costs, net	91	408	603	1,511	1,779
Merger and acquisition costs	257	144	-	866	-
Provision for dispute resolution	-	-	1,000	-	1,000
Net change in fair value of contingent consideration	58	(2,495)	-	(2,437)	-
Non-GAAP operating income	$1,748	$4,849	$3,560	$11,165	$6,678

GAAP net income (loss)	$(1,634)	$6,482	$1,523	$5,654	$1,210
Stock-based compensation	2,557	3,623	1,402	7,267	2,923
Amortization of purchased intangible assets and inventory step-up	2,106	2,345	908	5,908	2,868
Warranty Reserve	-	1,440	-	1,440	-
Restructuring charges and exit costs, net	91	408	603	1,511	1,779
Merger and acquisition costs	257	144	-	866	-
Provision for dispute resolution	-	-	1,000	-	1,000
Net change in fair value of contingent consideration	58	(2,495)	-	(2,437)	-
Income tax effects	(1,458)	(6,812)	(1,389)	(8,300)	(1,434)
Non-GAAP net income	$1,977	$5,135	$4,047	$11,909	$8,346

GAAP net income (loss) per share
Basic	$(0.03)	$0.14	$0.03	$0.12	$0.03
Diluted	$(0.03)	$0.13	$0.03	$0.12	$0.03

Non-GAAP net income (loss) per share
Basic	$0.04	$0.11	$0.09	$0.25	$0.18
Diluted	$0.04	$0.10	$0.09	$0.24	$0.18

Net cash provided (used) by operations	$(5,409)	$3,569	$3,611	$(857)	$3,654
Less purchases of fixed assets and IP	(926)	(400)	(147)	(1,675)	(1,253)
Add proceeds from sale of IP	-	-	125	125	250
Free cash flow	$(6,335)	$3,169	$3,589	$(2,407)	$2,651

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